Eaton Corporation
2009 Annual Report on Form 10-K
Item 15(b)
Exhibit 21
Subsidiaries of Eaton Corporation
Eaton is publicly held and has no parent corporation. Eaton’s subsidiaries as of December 31, 2009 and the state or country in which each was organized are as follows:

Consolidated subsidiaries (A)	Where Organized
Argo-Tech Corporation Costa Mesa	California
Aeroquip International Inc.	Delaware
Argo-Tech Corporation (Aftermarket)	Delaware
Durodyne Inc.	Delaware
Eaton Asia Investments Corporation	Delaware
Eaton Aerospace LLC	Delaware
Eaton Holding International LLC	Delaware
Eaton Hydraulics LLC	Delaware
Eaton Industrial Corporation	Delaware
Eaton International Corporation	Delaware
Eaton Worldwide LLC	Delaware
EIC Holding I LLC	Delaware
EIC Holding II LLC	Delaware
EIC Holding III LLC	Delaware
EIC Holding IV LLC	Delaware
EIC Holding V LLC	Delaware
EIC Holding VI LLC	Delaware
EIC Holding GP I	Delaware
EIC Holding GP II	Delaware
EIC Holding GP III	Delaware
EIC Holding GP IV	Delaware
Intelligent Switchgear Organization LLC	Delaware
Vickers International Inc.	Delaware
Eaton Aeroquip Inc.	Michigan
Eaton Ann Arbor LLC	Michigan
Eaton Inoac Company	Michigan
Eaton Aeroquip LLC	Ohio
Eaton Leasing Corporation	Ohio
Cutler-Hammer de Argentina S.A.	Argentina
Eaton Power Quality S.A.	Argentina
Eaton S.A.	Argentina
Eaton Electric Services Pty. Ltd.	Australia
Eaton Industries Pty. Ltd.	Australia
Eaton Holding G.m.b.H.	Austria
Moeller Beteligungen G.m.b.H.	Austria
Moeller Gebaudeautomation G.m.b.H.	Austria
Moeller Holding Austria G.m.b.H.	Austria
Aeroquip-Vickers Assurance Ltd.	Barbados
Eaton Holding Srl	Barbados
Eaton Electric S.A.	Belgium
Eaton Filtration, BVBA	Belgium
Aeroquip-Vickers International Inc.	Bermuda
Cambridge International Insurance Company Ltd.	Bermuda
Eaton Services Limited	Bermuda
Saturn Insurance Company Ltd.	Bermuda
Aeroquip do Brasil, Ltda.	Brazil
Eaton Ltda.	Brazil
Eaton Power Solutions Ltda.	Brazil
Moeller Electric Ltda.	Brazil
Phoenixtec International Corp.	British Virgin Islands
Senyuan International Investments Limited	British Virgin Islands
Teamachieve Investments Limited	British Virgin Islands

Consolidated subsidiaries (A)	Where Organized
Winner Hydraulics Ltd.	British Virgin Islands
Moeller Electric Bulgaria	Bulgaria
Aeroquip-Vickers Canada, Inc.	Canada
Arrow Hose & Tubing, Inc.	Canada
Eaton ETN Offshore Company	Canada
Eaton ETN Offshore II Company	Canada
Eaton Power Quality Company	Canada
Eaton Yale Company	Canada
Aeroquip Financial Ltd.	Cayman Islands
Cutler-Hammer Electrical Company	Cayman Islands
Cutler-Hammer Industries Ltd.	Cayman Islands
Eaton Holding III Limited	Cayman Islands
Georgetown Financial Services Ltd.	Cayman Islands
Green Holding Company	Cayman Islands
Senyuan International Holdings Limited	Cayman Islands
Changzhou Lanling Electrical Co., Ltd.	China
Changzhou Eaton Senyuan Switch Co. Ltd.	China
Eaton (China) Investments Co., Ltd.	China
Eaton Commercial (Shanghai) Co, Ltd	China
Eaton Electrical Ltd.	China
Eaton Electrical (Zhongshan) Co.,Ltd	China
Eaton Filtration (Shanghai) Co. Ltd.	China
Eaton Fluid Conveyance (Luzhou) Co. Ltd.	China
Eaton Fluid Power (Shanghai) Co. Ltd.	China
Eaton Hydraulics Systems (Jining) Co. Ltd.	China
Eaton Industries (Shanghai) Co. Ltd.	China
Eaton Industries (Wuxi) Co. Ltd.	China
Eaton Industrial Clutches and Brakes (Shanghai) Co., Ltd.	China
Eaton (Ningbo) Fluid Conveyance Co., Ltd.	China
Eaton Power Quality (Shanghai) Co., Ltd.	China
Eaton Senstar Automotive Fluid Connectors (Shanghai) Co. Ltd.	China
Eaton Truck and Bus Components Company (Shanghai) Ltd.	China
Hangzhou Eaton Power Quality Co., Ltd.	China
Lian Zheng Electronics (Shenzhen) Co. Ltd.	China
Moeller Electrical Equipment (Suzhou) Co. Ltd.	China
Moeller Electric (Shanghai) Co. Ltd.	China
Phoenixtec Electronics (Shenzhen) Co. Ltd.	China
Santak Electronics (Shenzhen) Co. Ltd.	China
Shanghai Eaton Engine Components Company, Ltd.	China
UPE Electronics (Shenzen) Co. Ltd.	China
Zhenjiang Daqo Eaton Electrical Systems Company Limited	China
Eaton Electrical S.A.	Costa Rica
Eaton Electric S.r.o.	Czech Republic
Eaton Industries S.r.o.	Czech Republic
Eaton Elektrotechnika S.r.o.	Czech Republic
Eaton Electric ApS	Denmark
Cutler-Hammer, S. A.	Dominican Republic
Eaton Holec, OY	Finland
Eaton Power Quality Oy (Finland)	Finland
Eaton Aviation S.A.S.	France
Eaton Electric S.A.S.	France
Eaton Electric Sales S.A.S.	France
Eaton Power Quality Holding S.A.S.	France
Eaton Power Quality S.A.S.	France
Eaton Power Solutions S.A.S.	France
Eaton S.A.S.	France
Eaton Technologies S.A.	France
Eaton Automotive G.m.b.H.	Germany
Eaton Filtration G.m.b.H.	Germany
Eaton Filtration Holdings G.m.b.H.	Germany
Eaton Fluid Connectors G.m.b.H.	Germany
Eaton Fluid Power G.m.b.H.	Germany

Consolidated subsidiaries (A)	Where Organized
Eaton Holding G.m.b.H.	Germany
Eaton Holding II G.m.b.H. and Co. KG	Germany
Eaton Holding Investments G.m.b.H. & Co. KG	Germany
Eaton Industries Holding G.m.b.H.	Germany
Eaton Moeller G.m.b.H. & Co. KG	Germany
Eaton Power Quality G.m.b.H.	Germany
Institute for International Product Safety G.m.b.H.	Germany
Micro Innovation G.m.b.H.	Germany
Moeller Eaton Holding G.m.b.H.	Germany
Moeller Electric G.m.b.H.	Germany
Moeller G.m.b.H.	Germany
Eaton Filtration Limited	Hong Kong
Eaton Power Quality Limited	Hong Kong
Riseson International Limited	Hong Kong
Scoremax Limited	Hong Kong
Smartwish International Enterprise Limited	Hong Kong
Team Billion Investment Limited	Hong Kong
Vickers Systems Limited	Hong Kong
Moeller Electric Kft	Hungary
Eaton Fluid Power Limited	India
Eaton Industrial Systems Private Limited	India
Eaton Industries Private Limited	India
Eaton Power Quality Private Limited	India
Eaton Technologies Private Limited	India
PT. Fluid Sciences Batam	Indonesia
Tractech (Ireland) Limited	Ireland
Eaton Electric S.r.l.	Italy
Eaton Fluid Power S.r.l.	Italy
Eaton S.r.l.	Italy
Eaton Filtration Ltd.	Japan
Eaton Fluid Power Ltd.	Japan
Eaton Japan Co., Ltd.	Japan
Moeller Electric Ltd.	Japan
Moeller Electric SIA	Latvia
Eaton Holding S.a r.l.	Luxembourg
Eaton Holding II S.a.r.l.	Luxembourg
Eaton Holding III S.a.r.l.	Luxembourg
Eaton Holding IV S.a.r.l.	Luxembourg
Eaton Holding V S.a.r.l.	Luxembourg
Eaton Holding VI S.a.r.l.	Luxembourg
Eaton Holding VII S.a.r.l.	Luxembourg
Eaton Holding VIII S.a.r.l.	Luxembourg
Eaton Holding IX S.a.r.l.	Luxembourg
Eaton Holding X S.a.r.l.	Luxembourg
Eaton Moeller S.a.r.l.	Luxembourg
Eaton Industries Sdn. Bhd.	Malaysia
ETN Asia International Limited	Mauritius
ETN Holding 1 Limited	Mauritius
ETN Holding 2 Limited	Mauritius
ETN Holding 3 Limited	Mauritius
Eaton Controls, S. de R.L. de C.V.	Mexico
Eaton Industries, S. de R.L. de C.V.	Mexico
Eaton Technologies, S. de R.L. de C.V.	Mexico
Eaton Trading Company, S. de R.L. de C.V.	Mexico
Eaton Truck Components, S. de R.L. de C.V.	Mexico
Eaton Power Quality S.a.r.l.	Morocco
Eaton B.V.	Netherlands
Eaton C.V.	Netherlands
Eaton Electric B.V.	Netherlands
Eaton Holding B.V.	Netherlands
Eaton Holding I B.V.	Netherlands
Eaton Holding II B.V.	Netherlands

Consolidated subsidiaries (A)	Where Organized
Eaton Holding III B.V.	Netherlands
Eaton Holding IV B.V.	Netherlands
Eaton Holding V B.V.	Netherlands
Eaton Holding VI B.V.	Netherlands
Eaton Holding International I B.V.	Netherlands
Eaton Holding International II B.V.	Netherlands
Eaton Industries B.V.	Netherlands
Eaton International B.V.	Netherlands
Moeller Electric B.V.	Netherlands
Eaton Finance N.V.	Netherlands Antilles
Eaton Industries Company	New Zealand
Eaton Electric AS	Norway
Eaton Automotive Components Sp. z.o.o.	Poland
Eaton Automotive Spolka z o.o.	Poland
Eaton Automotive Systems Sp. z o.o.	Poland
Eaton Electric Sp. Z.o.o.	Poland
Eaton Electric Spolka z.o.o.	Poland
Eaton Truck Components Spolka z o.o.	Poland
Eaton Madeira SGPS Lda.	Portugal
Eaton Electro Prodictie SRL	Romania
Moeller Electric SRL	Romania
Eaton LLC	Russia
OOO Moeller Elektrik Produktion	Russia
Moeller Electric d.o.o. Serbia	Serbia
Eaton Industries Pte. Ltd.	Singapore
Moeller Electric Pte. Ltd.	Singapore
Phoenixtec (Singapore) Co. Pte. Ltd.	Singapore
Eaton Electric Solutions s.r.o.	Slovak Republic
Eaton Electric s.r.o.	Slovak Republic
Eaton Hydraulics (Proprietary) Limited	South Africa
Eaton Truck Components (Proprietary) Limited	South Africa
Eaton Automotive Controls Limited	South Korea
Eaton Limited	South Korea
Aeroquip Iberica S.L.	Spain
Eaton Electric S.L.	Spain
Eaton Power Quality S.L.	Spain
Eaton S.L.	Spain
Productos Eaton Livia S.L.	Spain
Eaton Holec AB	Sweden
Eaton Power Quality AB	Sweden
Eaton Industries Manufacturing GmbH	Switzerland
Eaton Manufacturing LP	Switzerland
Eaton Manufacturing III GmbH	Switzerland
Micro Innovation Holding AG	Switzerland
Moeller Electric GmbH	Switzerland
Centralion Industrial Inc.	Taiwan
Eaton Phoenixtec MMPL Co.,Ltd.	Taiwan
Eaton Industries (Thailand) Ltd.	Thailand
Rubberon Technology Corporation Limited	Thailand
Eaton Electric Ticaret Ltd. Sirket	Turkey
D.P. Eaton Electric	Ukraine
Aphel Limited	United Kingdom
Aphel Technologies Limited	United Kingdom
Carter Ground Fueling, Limited	United Kingdom
Eaton Aerospace Limited	United Kingdom
Eaton Electric Limited	United Kingdom
Eaton Filtration Limited	United Kingdom
Eaton Holding Limited	United Kingdom
Eaton Holding II Limited	United Kingdom
Eaton Industries Limited	United Kingdom
Eaton Limited	United Kingdom
Eaton Power Quality Limited	United Kingdom

Consolidated subsidiaries (A)	Where Organized
Eaton Power Solutions Limited	United Kingdom
Integ Holdings Limited	United Kingdom
Integrated Hydraulics Limited	United Kingdom
Eaton Electric Sales Limited	United Kingdom
Moeller Holding Limited	United Kingdom
Ultronics Limited	United Kingdom
Eaton Electrical, S.A.	Venezuela
Megatec-Texenco Electrical & Lighting BCC	Vietnam

(A)	Other Eaton subsidiaries, many inactive, are not listed above. If considered in the aggregate, they would not be material.